UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31. 2012

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On May 31, 2012, LG&E and KU Energy LLC (“LKE”), a subsidiary of PPL Corporation ("PPL"), received an arbitration panel’s decision (“Decision”) in the matter of Big Rivers Electric Corporation (“BREC”) vs. City of Henderson, Kentucky and City of Henderson Utility Commission dba Henderson Municipal Power and Light (“HMPL”), a proceeding related to interpretation of the rights of BREC to purchase excess power from HMPL under a long-term power contract (“Contract”).

The Decision grants BREC a right of first refusal to purchase certain excess power at a firm market-based price rather than an absolute right to purchase such power at a fixed price.  In connection with LKE’s 2009 unwind of its long-term operating lease involving BREC’s power generating units in western Kentucky, LKE provided BREC an indemnity (“Indemnity”), subject to certain limitations, among other things, applicable to the availability to BREC of certain excess power under the Contract, as well as the price at which BREC purchases such power.  LKE believes the impact of the Decision on LKE’s obligations under the Indemnity is subject to numerous uncertainties, including the future price and demand for electricity, in addition to the terms upon which any third party might elect to purchase the excess power that BREC would have a right of first refusal to purchase from HMPL under the Contract.

LKE is analyzing the arbitration decision and its potential impact on the amounts LKE currently has established as reserves relating to its indemnification obligation, as well as any legal or commercial actions it may take in connection with the matter, but does not currently anticipate that this analysis will result in material adjustments to its reserves for this matter.

Statements in this report, including statements with respect to future events and their timing, including the ultimate potential indemnity obligations of LKE are “forward-looking statements” within the meaning of the federal securities laws.  Although PPL and LKE believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:  subsequent phases of arbitration or other legal proceedings; market demand and prices for electricity; operating performance and output of certain counter-parties’ electric generating stations; and regional economic activity, industrial production and applicable commodities market factors which may influence such electricity demand levels.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL's and LKE’s Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Gerald A. Reynolds
Gerald A. Reynolds General Counsel, Chief Compliance Officer and Corporate Secretary

Dated:  June 8, 2012